                                                                   EXHIBIT 10.33


                    FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                    -------------------------------------------


         THIS FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT, dated as of October 30, 2001 (this "Amendment"), amends the 364-Day Credit Agreement, dated as of
                ---------
October 31, 2000 (the "Credit Agreement"), among UNUMPROVIDENT CORPORATION, a
                       ----------------
Delaware corporation (the "Company"), the various financial institutions parties
                           -------
thereto (collectively, the "Banks"), Citicorp USA, Inc. and Wachovia Bank, N.A.
                            -----
as Co-Syndication Agents, Fleet National Bank, as Documentation Agent, and Bank of America, N.A., as Administrative Agent (the "Agent"). Terms defined in the
                                                -----
Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the parties hereto have entered into the Credit Agreement, which provides for the Banks to extend certain credit facilities to the Company from time to time; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement in certain respects as hereinafter set forth;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

         SECTION 1 AMENDMENT. Effective as of the date hereof, the Credit Agreement shall be amended in accordance with Sections 1.1 through 1.5 below.
                                              ------------         ---

         1.1 Definitions. The definition of "Revolving Termination Date" in
             -----------
Section 1.1 of the Credit Agreement is hereby amended by deleting the date "October 30, 2001" and substituting the date "October 29, 2002" therefor.

         1.2 Schedule 2.1. Schedule 2.1 of the Credit Agreement is hereby
             ------------  ------------
amended to state as set forth as Schedule 2.1 hereto.
                                 ------------

         1.3 Exiting Banks. Banca di Roma shall no longer be parties to the
             -------------
Credit Agreement and shall be released from all further obligations as Banks thereunder.

         1.4 Agents. Fleet National Bank shall no longer be Documentation Agent.
             ------
Bank of Tokyo-Mitsubishi Trust Company and The Chase Manhattan Bank shall be Co-Documentation Agents.

         1.5 Section 7.10(a). Section 7.10(a) of the Credit Agreement is hereby
             ---------------  ---------------
amended in its entirety to read as follows:

                (a) The Company shall not permit its Tangible Net Worth at any time to be less than (i) $1,444,400,000 plus (ii) 25% of consolidated
                                                 ----
         Net Income (in excess of zero) for each fiscal quarter ending on or after June 30, 2001.

         SECTION 2 CONDITIONS PRECEDENT. This Amendment shall become effective when each of the conditions precedent set forth in this Section 2 shall have
                                                         ---------
 been satisfied, and notice thereof shall have been given by the Agent to the Company and the Banks.

         SECTION 2.1 Receipt of Documents. The Agent shall have received all of
                     --------------------
 the following documents duly executed, dated the date hereof or such other date as shall be acceptable to the Agent, and in form and substance satisfactory to the Agent:

                (a) Amendment. This Amendment, duly executed by the Company, the
                    ---------
         Agent and the Banks (including the New Banks).

                (b) Secretary's Certificate. A certificate of the secretary or
                    -----------------------
         an assistant secretary of the Company, as to (i) resolutions of the Board of Directors of the Company then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other document described herein, and (ii) the incumbency and signatures of those officers of the Company authorized to act with respect to this Amendment and each other document described herein.

         SECTION 2.2 Compliance with Warranties, No Default, etc. Both before
                     -------------------------------------------
and after giving effect to the effectiveness of this Amendment, the following statements by the Company shall be true and correct (and the Company, by its execution of this Amendment, hereby represents and warrants to the Agent and each Bank that such statements are true and correct as at such times):

                (a) the representations and warranties set forth in Article V of the Credit Agreement shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

                (b) no Event of Default or Default shall have then occurred and be continuing.

         SECTION 3 REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment, the Company hereby represents and warrants to the Agent and each Bank as follows:

         3.1    Due Authorization, Non-Contravention, etc. The execution,
                -----------------------------------------
delivery and performance by the Company of this Amendment are within the Company's corporate powers, have been duly authorized by all necessary corporate action, and do not

                (a) contravene the Company's Organization Documents;

         (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting the Company; or

         (c) result in, or require the creation or imposition of, any Lien on any of the properties.

     3.2 Government Approval, Regulation, etc. No authorization or approval or
         -------------------
other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance by the Company.

     3.3 Validity, etc. This Amendment constitutes the legal, valid and binding
         -------------
obligations of the Company enforceable in accordance with its terms.

     SECTION 4 MISCELLANEOUS.

     4.1 Continuing Effectiveness, etc. This Amendment shall be deemed to be an
         ------------------------
amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, shall remain in full force and effect and is hereby ratified, approved and confirmed in each and every respect. After the effectiveness of this Amendment in accordance with its terms, all references to the Credit Agreement in the Loan Documents or in any other document, instrument, agreement or writing shall be deemed to refer to the Credit Agreement as amended hereby.

     4.2 Payment of Costs and Expenses. The Company agrees to pay on demand all
         -----------------------------
expenses of the Agent (including the fees and out-of-pocket expenses of counsel to the Agent) in connection with the negotiation, preparation, execution and delivery of this Amendment.

     4.3 Severability. Any provision of this Amendment which is prohibited or
         ------------
unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.4 Headings. The various headings of this Amendment are inserted for
         --------
convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

     4.5 Execution in Counterparts. This Amendment may be executed by the
         -------------------------
parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     4.6 Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE
         -------------
UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         4.7 Successors and Assigns. This Amendment shall be binding upon and
             ----------------------
shall inure to the benefit of the parties hereto and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                                       UNUMPROVIDENT CORPORATION


                                                       By:______________________
                                                       Title:___________________

                                              BANK OF AMERICA, N.A., as
                                              Administrative Agent and as a Bank


                                              By:_______________________________
                                              Title:____________________________

                                      CITICORP USA, INC.


                                      By:_______________________________________
                                      Title:____________________________________

                                     WACHOVIA BANK, N.A.


                                     By:________________________________________
                                     Title:_____________________________________

                                    FLEET NATIONAL BANK


                                    By:_________________________________________
                                    Title:______________________________________

                                      BANK ONE, NA


                                      By:_______________________________________
                                      Title:____________________________________

                               THE CHASE MANHATTAN BANK


                               By:______________________________________________
                               Title:___________________________________________

                                      AMSOUTH BANK


                                      By:_______________________________________
                                      Title:____________________________________

                                    BANK OF TOKYO - MITSUBISHI TRUST
                                    COMPANY


                                    By:_________________________________________
___________________________________ Title:______________________________________

                                            THE DAI-ICHI KANGYO BANK, LTD


                                            By:_________________________________
                                            Title:______________________________

                                            LLOYDS TSB BANK PLC


                                            By:_________________________________
                                            Title:______________________________


                                            By:_________________________________
                                            Title:______________________________

                                            ROYAL BANK OF CANADA


                                            By:_________________________________
                                            Title:______________________________

                                            STATE STREET BANK AND TRUST
                                            COMPANY


                                            By:_________________________________
                                            Title:______________________________

                                  SCHEDULE 2.1
                                  ------------

                            364-DAY CREDIT AGREEMENT

                                   COMMITMENTS
                                   -----------
                               AND PRO RATA SHARES
                               -------------------

                                                                Pro Rata
         Bank                               Commitment          Share
         ----                               -------------------------

   Bank of America, N.A.                    $59,000,000         11.18%
   Bank of Tokyo-Mitsubishi
   Trust Company                            $59,000,000         11.18%
   The Chase Manhattan Bank                 $59,000,000         11.18%
   Citicorp USA, Inc.                       $59,000,000         11.18%
   Wachovia Bank, N.A.                      $59,000,000         11.18%
   Fleet National Bank                      $50,000,000          9.48%
   Lloyds TSB Bank PLC                      $50,000,000          9.48%
   Royal Bank of Canada                     $50,000,000          9.48%
   AmSouth Bank                             $25,000,000          4.74%
   The Dai-Ichi Kangyo Bank, Ltd.           $25,000,000          4.74%
   Bank One, NA                             $20,000,000          3.79%
   State Street Bank and Trust Company      $12,500,000          2.37%
                                            -----------          ------

   Total                                    $527,500,000          100%


                              Schedule 2.1, Page 1